UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2021 (May 25, 2021)

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 E. Sheridan Ave, Suite 500 Oklahoma City, Oklahoma	73104
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

SandRidge Energy, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) in Oklahoma City, Oklahoma, on May 25, 2021. As of the record date of April 12, 2021, the Company had 36,507,402 shares of common stock outstanding. A total of 22,783,390 shares (62%) were present at the 2021 Annual Meeting by proxy or in person.

The following matters, detailed descriptions of which are contained in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2021 (the “2021 Proxy Statement”), were voted on at the 2021 Annual Meeting:

(1)Election of six directors to serve on the Company’s Board of Directors until the 2022 Annual Meeting of Stockholders;
(2)Ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;
(3)Non-binding advisory vote to approve the compensation of the Company’s named executive officers; and,
(4)Approval of the Company’s Tax Benefits Preservation Plan.

The Company’s stockholders approved proposals (1), (2), (3), and (4) listed above. The following tables provide the results of each voting proposal:

Proposal 1 – Election of Directors.

The Company’s stockholders voted to elect Patricia Agnello, Jaffery A. Firestone, Jonathan Frates, Carl F. Giesler, Jr., John Lipinski, and Randolph C. Read as directors of the Company. The votes for each were as follows:

Directors	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Patricia Agnello	16,187,898	333,027	13,978	6,248,487
Jaffery A. Firestone	13,693,439	2,827,285	14,179	6,248,487
Jonathan Frates	15,230,614	1,298,107	6,182	6,248,487
Carl F. Giesler Jr.	16,284,326	244,344	6,233	6,248,487
John Lipinski	14,827,755	1,700,899	6,249	6,248,487
Randolph C. Read	12,455,946	1,478,270	2,600,687	6,248,487

Proposal 2 – Ratification of the Appointment of Deloitte as the Company’s Auditors for the Fiscal Year Ending December 31, 2021.

The Company’s stockholders ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions
19,915,765	2,643,011	224,614

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation.

The Company’s stockholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,622,985	523,646	388,272	6,248,487

Proposal 4 – Approval of the Company’s Tax Benefits Preservation Plan.

The Company’s stockholders approved, on a non-binding advisory basis, the Company’s Tax Benefits Preservation Plan. The results of the vote on the proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,375,252	787,195	372,456	6,248,487

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: June 1, 2021	By:	/s/ Salah Gamoudi

Salah Gamoudi

Senior Vice President, Chief Financial Officer and Chief Accounting Officer